                                                                      EXHIBIT 99


                     UNION PACIFIC GENERATES EARNINGS GROWTH

FOR IMMEDIATE RELEASE:

         Omaha, NE, October 18 - Union Pacific Corporation today reported net income for the third quarter of $267 million, or $1.04 per diluted share. This is an increase of 4 percent compared to net income of $256 million, or $1.00 per diluted share, in the third quarter of 2000.

         "The strength of Union Pacific's diverse franchise was evident in this quarter's strong results," said Dick Davidson, chairman and chief executive officer. "Revenues during the quarter came close to last year in spite of the slowdown in the overall economy. Our financial results also demonstrate Union Pacific's commitment to driving quality service, productivity improvement and operational efficiency."

         For the third quarter, Union Pacific Corporation, excluding Overnite, reported operating income of $556 million compared to $550 million for the same period in 2000. The Railroad's commodity revenue declined modestly to $2.63 billion for the quarter from $2.65 billion, as carloads were off 1 percent. Energy revenue continued its record-setting performance with 4 percent growth year-over-year, while Industrial Products rebounded during the third quarter with a 3 percent gain. The other commodities all experienced revenue declines during the quarter with Automotive down 10 percent, Chemicals down 5 percent, Agricultural down 2 percent and Intermodal down 1 percent.

                                     -MORE-

         The operating ratio improved by 0.4 percentage points to the best quarterly performance since 1996 at 79.7 percent from 80.1 percent in third quarter 2000. Record levels of employee productivity and other cost control measures, combined with moderating fuel prices were key contributors to the improved performance.

         "We're particularly encouraged by the continued record level of customer satisfaction," said Davidson. "It shows that we're offering and delivering services which meet our customers' needs."

         Overnite Transportation reported third quarter operating income of $18.3 million compared to $19.6 million in the third quarter of 2000. Operating revenues increased 2 percent to $292 million from $287 million. Overnite's operating ratio increased 0.5 percentage points to 93.7 percent.

         For the first nine months of 2001, the Corporation reported operating income of $1.5 billion and net income of $691 million compared to operating income of $1.6 billion and net income of $685 million for the same period in 2000.

         Union Pacific Corporation is one of America's leading transportation companies. Its principal operating company, Union Pacific Railroad, is the largest railroad in North America, covering 23 states across the western two-thirds of the United States. A strong focus on quality and a strategically advantageous route structure enable the company to serve customers in critical and fast growing markets. It is a leading carrier of low-sulfur coal used in electrical power generation and has broad coverage of the large chemical-producing areas along the Gulf Coast. With competitive long-haul routes between all major West Coast ports

                                     -MORE-
and eastern gateways, and as the only railroad to serve all six gateways to Mexico, Union Pacific has the premier rail franchise in North America. The Corporation also owns Overnite Transportation, a nationwide less-than-truckload carrier, and Fenix, a group of affiliated technology companies.

         Supplemental financial information is attached.

         Additional information is available at our website: www.up.com. Our contact for investors is Beth Whited at 402 271-4227. Our media contact is John Bromley who can be reached at 402 271-3475.

                                   **********

         This press release and related materials may contain statements about the Corporation's future that are not statements of historical fact. These statements are "forward-looking statements" for purposes of applicable securities laws, and are based on current information and/or management's good faith belief as to future events. Forward-looking statements include, without limitation, projections and estimates of earnings, revenues, cost-savings, expenses, or other financial items; statements of management's plans, strategies and objectives for future operation, and management's expectations as to future performance and operations and the time by which objectives will be achieved; statements concerning proposed new products and services; and statements regarding future economic or market conditions or performance.

         Forward-looking statements are subject to risks and uncertainties. Actual performance or results could differ materially from that anticipated by the forward-looking statement. Important factors that could cause such differences include, but are not limited to, the Corporation's success in implementing its financial and operational initiatives; the impact of industry competition, conditions, performance and consolidation; legislative and/or regulatory developments, including initiatives to re-regulate the rail business; natural events such as severe weather, floods and earthquakes; adverse general economic conditions, both within the United States and globally; changes in fuel prices; changes in labor costs; labor stoppages; and the outcome of claims and litigation.

         Forward-looking statements speak only as of the date the statement was made. The Corporation assumes no obligation to update forward-looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information. If the Corporation does update any forward-looking statement, no inference should be drawn that the Corporation will make additional updates with respect to that statement or any other forward-looking statements.

                            UNION PACIFIC CORPORATION

                        STATEMENTS OF CONSOLIDATED INCOME

                     For the Three Months Ended September 30

                 (Dollars in Millions, Except Per Share Amounts)

                                   (Unaudited)



                                               2001            2000               Pct Chg
                                             ---------       ---------      ------------------
OPERATING REVENUES                           $   3,026       $   3,054        -              1
Operating Expenses                               2,452           2,484        -              1
                                             ---------       ---------

OPERATING INCOME                                   574             570        +              1
Other Income - Net                                  31              17        +             82
Interest Expense                                  (175)           (181)       -              3
                                             ---------       ---------

INCOME BEFORE INCOME TAXES                         430             406        +              6
Income Tax Expense                                (163)           (150)       +              9
                                             ---------       ---------

NET INCOME                                   $     267       $     256        +              4
                                             =========       =========

BASIC EARNINGS PER SHARE                     $    1.08       $    1.04        +              4

DILUTED EARNINGS PER SHARE                   $    1.04       $    1.00        +              4


Average Basic Shares Outstanding (MM)            247.9           246.5

Average Diluted Shares Outstanding (MM)          271.6           269.4

October 18, 2001
                                      (1)

                            UNION PACIFIC CORPORATION

                        STATEMENTS OF CONSOLIDATED INCOME

                     For the Nine Months Ended September 30

                 (Dollars in Millions, Except Per Share Amounts)

                                   (Unaudited)


                                                2001           2000               Pct Chg
                                             ---------       ---------      -------------------

OPERATING REVENUES                           $   8,967       $   8,926                        -
Operating Expenses                               7,460           7,362        +               1
                                             ---------       ---------

OPERATING INCOME                                 1,507           1,564        -               4
Other Income - Net                                 136              61                        F
Interest Expense                                  (534)           (543)       -               2
                                             ---------       ---------

INCOME BEFORE INCOME TAXES                       1,109           1,082        +               2
Income Tax Expense                                (418)           (397)       +               5
                                             ---------       ---------

NET INCOME                                   $     691       $     685        +               1
                                             =========       =========



BASIC EARNINGS PER SHARE                     $    2.79       $    2.78                        -

DILUTED EARNINGS PER SHARE                   $    2.71       $    2.71                        -


Average Basic Shares Outstanding (MM)            247.5           246.4

Average Diluted Shares Outstanding (MM)          271.5           269.4

October 18, 2001
                                      (2)

                             UNION PACIFIC RAILROAD

                                 REVENUE DETAIL

                           Periods Ended September 30

                                   (Unaudited)


                Third Quarter                                                                     Year-to-Date
           2001              2000    Pct Chg                                               2001               2000      Pct Chg
        ---------         ---------  -------                                           -----------         ----------   -------
                                                 COMMODITY REVENUE (000):
        $ 357,152         $ 363,350  -     2     Agricultural                          $ 1,071,408         $1,047,137   +     2
          253,176           279,915  -    10     Automotive                                829,852            877,090   -     5
          392,646           411,998  -     5     Chemicals                               1,170,451          1,248,115   -     6
          611,022           585,832  +     4     Energy                                  1,781,240          1,604,886   +    11
          514,279           501,386  +     3     Industrial Products                     1,508,566          1,518,682   -     1
          499,155           506,319  -     1     Intermodal                              1,411,524          1,418,218         -

       ----------        ----------                                                    -----------         ----------
       $2,627,430        $2,648,800  -     1     Total                                 $ 7,773,041         $7,714,128   +     1
       ==========        ==========                                                    ===========         ==========


                                                 REVENUE CARLOADS:
          214,244           217,236  -     1     Agricultural                              644,481            651,474   -     1
          177,179           196,494  -    10     Automotive                                561,454            609,349   -     8
          225,040           237,050  -     5     Chemicals                                 666,090            712,457   -     7
          549,092           513,337  +     7     Energy                                  1,602,117          1,432,383   +    12
          367,614           362,625  +     1     Industrial Products                     1,077,684          1,093,222   -     1
          740,955           766,308  -     3     Intermodal                              2,112,414          2,180,784   -     3
       ----------        ----------                                                    -----------         ----------
        2,274,124         2,293,050  -     1     Total                                   6,664,240          6,679,669         -
       ==========        ==========                                                    ===========         ==========


                                                 AVERAGE REVENUE PER CAR:
       $    1,667        $    1,673        -     Agricultural                          $     1,662         $    1,607   +     3
            1,429             1,425        -     Automotive                                  1,478              1,439   +     3
            1,745             1,738        -     Chemicals                                   1,757              1,752         -
            1,113             1,141  -     2     Energy                                      1,112              1,120   -     1
            1,399             1,383  +     1     Industrial Products                         1,400              1,389   +     1
              674               661  +     2     Intermodal                                    668                650   +     3
       ----------        ----------                                                    -----------         ----------
       $    1,155        $    1,155        -     Total                                 $     1,166         $    1,155   +     1
       ==========        ==========                                                    ===========         ==========

October 18, 2001
                                      (3)

                         RAIL AND OTHER OPERATIONS - a)

                              REVIEW OF OPERATIONS

                           Periods Ended September 30

               (Dollars in Millions, Except Operating Statistics)

                                   (Unaudited)


          Third Quarter                                                                       Year-to-Date
       2001          2000      Pct Chg                                                   2001             2000       Pct Chg
    ---------      --------    --------                                               ------------      ---------    --------
    $   2,734      $  2,767        -    1       OPERATING REVENUES                    $      8,105      $   8,087             -

                                                OPERATING EXPENSES
          886           894        -    1       Salaries and Benefits                        2,688          2,669        +    1
          307           313        -    2       Rent Expense                                   921            891        +    3
          280           273        +    3       Depreciation                                   841            814        +    3
          301           326        -    8       Fuel and Utilities                             956            913        +    5
          121           136        -   11       Materials and Supplies                         380            423        -   10
          283           275        +    3       Other                                          855            850        +    1
    ---------      --------                                                           ------------      ---------
        2,178         2,217        -    2            Total                                   6,641          6,560        +    1
    ---------      --------                                                           ------------      ---------

    $     556      $    550        +    1       OPERATING INCOME                      $      1,464      $   1,527        -    4
    =========      ========                                                           ============      =========


                                                OPERATING STATISTICS:
        2,274         2,293        -    1       Revenue Carloads (Thousands)                 6,664          6,680             -
      127,572       126,071        +    1       Revenue Ton-Miles (Millions)               375,318        365,141        +    3
      243,383       238,353        +    2       Gross Ton-Miles (Millions)                 711,036        697,692        +    2
         2.06c.        2.10c.      -    2       Rev/RTM (Commodity Revenue Based)             2.07c.         2.11c.      -    2
    $   1,155      $  1,155             -       Average Commodity Revenue Per Car     $      1,166      $   1,155        +    1
       48,842        51,134        -    4       Average Employees                           49,030         50,951        -    4
           86c.          92c.      -    7       Average Fuel Price Per Gallon                   90c.           86c.      +    5
          319           325        -    2       Fuel Consumed in Gallons (MM)                  958            968        -    1
        1.311         1.364        -    4       Fuel Consumption Rate (Gal/000 GTM)          1.347          1.387        -    3
         79.7          80.1        -  0.4 pt.   Operating Ratio (%)                           81.9           81.1        +  0.8 pt.



a) Excludes Overnite's operations.

October 18, 2001
                                      (4)

                         OVERNITE TRANSPORTATION COMPANY

                              REVIEW OF OPERATIONS

                           Periods Ended September 30

               (Dollars in Millions, Except Operating Statistics)

                                   (Unaudited)


        Third Quarter                                                                         Year-to-Date
    2001           2000            Pct Chg                                                 2001           2000          Pct Chg
  ---------      ---------       ----------                                             ----------     ----------       -------
  $     292      $     287        +       2     OPERATING REVENUES                      $      862     $      839        +   3

                                                OPERATING EXPENSES
        173            164        +       5     Salaries and Benefits                          519            494        +   5
         25             26        -       4     Rent Expense                                    71             73        -   3
         12             12                -     Depreciation                                    36             36            -
         17             18        -       6     Fuel and Utilities                              52             53        -   2
         12             12                -     Materials and Supplies                          37             36        +   3
         35             35                -     Other                                          104            110        -   5
  ---------      ---------                                                              ----------     ----------
        274            267        +       3          Total                                     819            802        +   2
  ---------      ---------                                                              ----------     ----------

  $      18      $      20        -       7     OPERATING INCOME *                      $       43     $       37        +  15
  =========      =========                                                              ==========     ==========


                                                OPERATING STATISTICS:
      1,898          1,905                -     Millions of Pounds Hauled - LTL              5,656          5,689        -   1
      2,015          2,038        -       1     Millions of Pounds Hauled - Combined         6,014          6,078        -   1
  $   14.37      $   13.86        +       4     Revenue/CWT - LTL                       $    14.14     $    13.60        +   4
  $   13.99      $   13.45        +       4     Revenue/CWT - Combined                  $    13.75     $    13.18        +   4
     11,689         11,297        +       3     Average Employees                           11,554         11,193        +   3
         83c.           92c.      -      10     Average Fuel Price Per Gallon                   87c.           87c.      -   -
     14,180         14,038        +       1     Fuel Consumed in Gallons (000s)             43,354         42,984        +   1
       93.7           93.2        +     0.5 pt. Operating Ratio (%)                           95.1           95.6        - 0.5 pt.




* Percentage change is calculated based on unrounded amounts.

October 18, 2001
                                      (5)

                            UNION PACIFIC CORPORATION

                  STATEMENTS OF CONSOLIDATED FINANCIAL POSITION

                 As of September 30, 2001 and December 31, 2000

                              (Dollars in Millions)




                                             September 30,     December 31,
                                                 2001             2000
                                             ------------      ------------
                                             (Unaudited)
ASSETS:
      Cash and Temporary Investments         $        120      $        105
      Other Current Assets                          1,279             1,180
      Investments                                     800               740
      Properties - Net                             28,679            28,196
      Other Assets                                    427               278

                                             ------------      ------------
         Total                               $     31,305      $     30,499
                                             ============      ============

LIABILITIES AND SHAREHOLDERS' EQUITY:
      Current Portion of Long Term Debt      $        197      $        207
      Other Current Liabilities                     2,627             2,755
      Long Term Debt                                8,207             8,144
      Deferred Income Taxes                         7,517             7,143
      Other Long Term Liabilities                   2,000             2,088
      Convertible Preferred Shares                  1,500             1,500
      Common Shareholders' Equity                   9,257             8,662

                                             ------------      ------------
         Total                               $     31,305      $     30,499
                                             ============      ============


October 18, 2001
                                      (6)

                            UNION PACIFIC CORPORATION

                      STATEMENTS OF CONSOLIDATED CASH FLOWS

                     For the Nine Months Ended September 30

                              (Dollars in Millions)

                                   (Unaudited)


                                                       2001               2000
                                                   ------------       ------------
OPERATING ACTIVITIES:
        Net Income                                 $        691       $        685
        Depreciation                                        877                850
        Deferred Income Taxes                               344                359
        Other                                              (550)              (397)
                                                   ------------       ------------
        Cash Provided by Operating Activities             1,362              1,497
                                                   ------------       ------------

INVESTING ACTIVITIES:
        Capital Investments                              (1,354)            (1,403)
        Other                                                80                (49)
                                                   ------------       ------------
        Cash Used in Investing Activities                (1,274)            (1,354)
                                                   ------------       ------------

FINANCING ACTIVITIES:
        Dividends Paid                                     (148)              (150)
        Debt Repaid                                        (792)              (651)
        Financings and Other - Net                          867                538
                                                   ------------       ------------
        Cash Used in Financing Activities                   (73)              (263)
                                                   ------------       ------------

NET CHANGE IN CASH AND TEMPORARY INVESTMENTS       $         15       $       (120)
                                                   ============       ============


October 18, 2001
                                      (7)